EXHIBIT 99.1

YATINOO, INC.

INDEX TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS:

INDEPENDENT AUDITORS’ REPORT DATED JULY 1, 2008	6
Consolidated Income Statement for the year Ended December 31, 2007	8
Consolidated Balance Sheet as of December 31, 2007	10
Consolidated Statement of Changes in Equity for the Year Ended December 31, 2007	11
Consolidated Cash Flow Statement for the Year Ended December 31, 2007	13
Notes to Consolidated Financial Statements	14

INDEPENDENT AUDITORS’ REPORT DATED SEPTEMBER 5, 2008	35
Consolidated Income Statement for the six months ended June 30, 2008, compared with the year ended December 31, 2007	37
Consolidated Balance Sheet as of June 30, 2008 and December 31, 2007	39
Consolidated Statement of Changes in Equity for the six months ended June 30, 2008	40
Consolidated Cash Flow Statement for the six months ended June 30, 2008 compared with the year ended December 31, 2007	42
Notes to Consolidated Financial Statements	43-61

INTERIM FINANCIAL STATEMENTS
Balance Sheet as of June 30, 2008 (audited)	F-1
Statement of Operations for the six months ended June 30, 2008 (audited) compared with the Statement of Operations for the six months ended June 30, 2007 (unaudited)	F-2
Statement of Changes in Shareholder Equity (deficit) for the six months ended June 30, 2008 (audited) compared with the period from March 8, 2007 (date of inception) to December 31, 2007 (unaudited)	F-3
Statement of Cash Flows for the six months ended June 30, 2008 (audited) compared with the period from March 8, 2007 (date of inception to December 31, 2007 (unaudited)	F-4

COMBINED FINANCIAL STATEMENTS (UNAUDITED):	EXHIBIT 99.2
Notes to Unaudited Pro Forma Combined Condensed Financial Statements	F5-6
Pro Forma Combined Balance Sheet at December 31, 2007	F-7
Pro Forma Combined Statement of Operations for the year ended December 31, 2007	F-8
Pro Forma Combined Balance Sheet at June 30, 2008	F-9
Pro Forma Combined Statements of Operations for the six months ended June 30, 2008	F-10

Yatinoo International, SA
Balance Sheet

June 30, 2008
(Audited)

Assets

Current Assets:
Cash and cash equivalents	€ 13,000
Accounts receivable-trade, net	156,000
Prepaid expenses	5,000

Total Current Assets	174,000

Property and Equipment, net	75,000
Intangible assets	24,000

Total Assets	€ 273,000

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	€ 533,000
Loans payable	108,000

Total Current Liabilities	641,000

Total Liabilities	641,000

Commitments:	-

Stockholders' Equity (Deficit):
Common stock	100,000
Accumulated other comprehensive income	3,000
Accumulated deficit	(471,000)
Total Stockholders' Equity (Deficit)	(368,000)
Total Liabilities and Stockholders' Equity (Deficit)	€ 273,000

Yatinoo International, SA
Statements of Operations

	For the Six Months Ended
	June 30,	June 30,
	2008	2007
	(Audited)	(Unaudited)

Revenues:
Services revenue	€ 1,000,000	€ 0

Total Revenues	1,000,000	-

Cost of Revenues:
Services	111,000	-

Total Cost of Revenues	111,000	-

Gross Profit	889,000	-

Costs and Expenses
Sales and marketing	850,000	-
General and administrative	379,000	264

Total Costs and Expenses	1,229,000	264

Net Loss from Operations	(340,000)	(264)

Other Income (Expense)
Interest expense	(3,000)	-
Other	133,000	-
	130,000	-

Net Income (Loss)	-€ 210,000	-€ 264

Basic and Diluted (Loss) per Common Share	-€ 70.00	-€ 0.09

Basic and Diluted Weighted
Average Shares Outstanding	3,000	3,000

Yatinoo International, SA
Statement of Changes in Shareholder Equity (Deficit)

				Other		Total
	Common Stock		Paid in	Comprehensive	Accumulated	Stockholders'
	Shares	Amount	Capital	Income	Deficit	Equity
Balance, March 8, 2007
(Date of Inception)	-	€ 0	€ 0	€ 0	€ 0	€ 0

Shares issued to founders	3,000	3,000	-		-	3,000

Net loss, period ended December 31, 2007 (Audited)	-	-	-		(261,000)	(261,000)

Balance, December 31, 2007	3,000	3,000	-	-	(261,000)	(258,000)

Issuance of shares	97,000	97,000	-		-	97,000

Foreign currency translation adjustment	-	-	-	3,000	-	3,000

Net Loss	-	-	-		(210,000)	(210,000)
Balance, June 30, 2008 (Audited)	100,000	€ 100,000	€ 0	€ 3,000	(€ 471,000)	(€ 368,000)

Yatinoo International, SA
Statements of Cash Flows

	For the Six	From the Date
	Months	of Inception
	Ended	March 8, 2007 to
	June 30,	June 30,
	2008	2007
	(Audited)	(Unaudited)

Operating Activities:
Net income (loss)	(€ 210,000)	(€ 264)
Adjustments to reconcile net income (loss) to net cash
Provided (used) by operating activities:	-	-
Changes in Assets and Liabilities:
Accounts receivable	(152,000)	(36)
Prepaid expenses	(5,000)
Accounts payable	182,000	271
Net Cash Provided (Used) by Operating Activities	(185,000)	(29)

Investing Activities
Purchase of property plant and equipment	(15,000)	(3,010)
Purchase of intangible assets	(15,000)	-
	(30,000)	(3,010)

Financing Activities:
Proceeds from loans payable	67,000	-
Proceeds from issuance of stock	97,000	3,081
Net Cash Provided by Financing Activities	164,000	3,081

Foreign currency translation	3,000	(42)
-		-
Net Increase in Cash	(48,000)	-

Cash at Beginning of Year	61,000	-
Cash at End of Year	€ 13,000	€ 0

Supplemental Disclosures:
Cash paid for income taxes	€ 235	€ 0
Cash paid for interest	€ 0	€ 0

Non Cash Transactions:	€ 0	€ 0

Yatinoo International SL

Consolidated Financial Statements

31st December 2007

According to IFRS regulations and converted to US-GAAP.

1 GENERAL INFORMATION

Directors

Youness Douiri

Registered Office

Avda. Condes de San Isidro, 12
Fuengirola
Málaga (Spain)

Solicitors

Q U E I P O - A B O G A D O S
CL Alamos, num. 11, 1o
MALAGA - (29012)

Bankers

UNICAJA
Avda. Andalucia, 10 y 12
Málaga (Spain)

CAJAMAR
CL Marie Curie, 1
Malaga (Spain)

Auditors

CARLOS LOPEZ SERRANO
Avda. Mijas, 2
Fuengirola
Málaga (Spain)

INDEPENDENT AUDITORS' ANNUAL CONSOLIDATED REPORT

To the shareholders of the company YATINOO INTERNATIONAL, S.L. and its group as requested by the Management of the company.

1. We have audited the accompanying financial statements of YATINOO INTERNATIONAL, S.L. and its group, which comprise the consolidated balance sheet as at 31st of December 2007 and the consolidated income statement, consolidated statement of changes in equity and consolidated cash flow statement for the year then ended, and a summary of significant accounting policies and other explanatory notes. Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards. Our responsibility is to express an opinion on these consolidated financial statements based on our work in accordance with International Standards on Auditing which involves examination, by performing the necessary selective procedures, of the audit evidence about the amounts in the consolidated financial statements and the evaluation of its presentation, also evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates.

2. According to current legislation, Management have presented, with each one of the consolidated financial results on consolidated balance sheet, consolidated income statement, consolidated statement of changes in equity and consolidated cash flow statements, only 2007 results, as the incorporation of the company was made during this financial year.

3. In our opinion, the consolidated financial statements give a true and fair view, in all significant aspects, of the consolidated balance sheet position of the company YATINOO INTERNATIONAL and its group, as at 31st of December 2007 and its consolidated results, the changes in equity and cash flows resulting from the financial year ended as of that date, and they contain sufficient and appropriate information for its adequate interpretation and comprehension according to international standards of financial reporting adopted by the European Union (I.F.R.S.).

Carlos Alberto López Serrano
Auditor Oficial de Cuentas

Mijas Costa, 01 de Julio de 2008

• Carlos Alberto López Serrano
T. Mercantil - Economista
Auditor Oficial - Censor Jurado de Cuentas
Colegado en Málaga y Madrid

• Mª Angeles Rodríguez García
Auditor Oficial de Cuentas

• Carlos Alberto López Rodríguez
Auditor Oficial - Censor Jurado de Cuentas

• Antonio López Rodríguez
Economista

Avda. de Mijas Nº 2 1º D · 29650 Mijas Costa · Tel: [illegible] · Fax: 952 58 08 87 · E-mail: [illegible]

YATINOO

3 CONSOLIDATED INCOME STATEMENT

For the year ended 31st of December 2007

3.1 *Consolidated Income statement (by nature)*

		IFRS		US-GAAP	
		2007	2006	2007	2006
	Notes	€000	€000	€000	€000
Continuing operations					
Sale of Goods		-	-	-	-
Rendering of services		20	-	20	-
Rental income		-	-	-	-
Revenue		20	-	20	-
Cost of Sales		-	-	-	-
Gross Profit/Loss		20	-	20	-
Other income		-	-	-	-
Selling and distribution costs		-	-	(102)	-
Administrative expenses	7.5	(4)	-	(4)	-
Other Expenses	7.4	(174)	-	(174)	-
Operating Profit/Loss		(159)	-	(260)	-
Finance revenue		0	-	-	-
Finance costs		(0)	-	-	-
Share of Profit/Loss of an associate		-	-	-	-
Rounding diff		-	-	(1)	-
Profit/Loss before tax		(159)	-	(261)	-
Income tax expense		-	-	-	-
Profit/Loss for the year from continuing operations		(159)	-	(261)	-
Discontinued operation				-	
Loss after tax for the year from discontinued operation		-	-	-	-
Profit/Loss FOR THE YEAR		(159)	-	(261)	-
Attributable to:					
Equity holders of the parent		(159)	-	(260)	-
Minority interests		-	-	(1)	-
Rounding diff		-	-	-	-
		(159)	-	(261)	-

Earnings per share
- Basic, for profit for the year attributable to ordinary equity holders of the parent
- Diluted, for profit for the year attributable to ordinary equity holders of the parent

Earnings per share for continuing operations
- Basic, for profit from continuing operations attributable to ordinary equity holders of the parent
- Diluted, for profit from continuing operations attributable to ordinary equity holders of the parent

3.2 Consolidated Income statement (by function)

	Notes	IFRS 2007 €000	IFRS 2006 €000	US-GAAP 2007 €000	US-GAAP 2006 €000
Continuing operations					
Sale of Goods		-	-	-	-
Rendering of services		20	-	20	-
Rental income		-	-	-	-
Revenue		20	-	20	-
Cost of Sales		-	-	-	-
Gross Profit/Loss		20	-	20	-
Other income			-		-
Selling and distribution costs			-	(102)	-
Marketing & Advertising		(3)	-	(3)	-
Administration Expenses		(176)	-	(175)	-
Operating Profit/Loss		(159)	-	(260)	-
Finance revenue		0	-	-	-
Finance costs		(0)	-	-	-
Share of Profit/Loss of an associate		-	-	-	-
Rounding diff.		-	-	(1)	-
Profit/Loss before tax		(159)		(261)	
Income tax expense		-	-	-	-
Profit/Loss for the year from continuing operations		(159)	-	(261)	-
Discontinued operation					
Loss after tax for the year from discontinued operation		-	-	-	-
Profit/Loss FOR THE YEAR		(159)	-	(261)	-
Attributable to:					
Equity holders of the parent		(159)	-	(260)	-
Minority interests		-	-	(1)	-
Rounding diff.		-	-	-	-
		(159)	-	(261)	-

Earnings per share
- Basic, for profit for the year attributable to ordinary equity holders of the parent
- Diluted, for profit for the year attributable to ordinary equity holders of the parent

Earnings per share for continuing operations
- Basic, for profit from continuing operations attributable to ordinary equity holders of the parent
- Diluted, for profit from continuing operations attributable to ordinary equity holders of the parent

YATINOO

4 CONSOLIDATED BALANCE SHEET

As at 31st of December 2007

	Notes	IFRS 2007 €000	IFRS 2006 €000	US-GAAP 2007 €000	US-GAAP 2006 €000
ASSETS					
Non-current assets					
Property, plant and equipment	7.5	60	-	60	-
Investment properties		-	-	-	-
Intangible assets	7.5	111	-	9	-
Investment in an associate		-	-	-	-
Available-for-sale investments		-	-	-	-
Other financial assets		-	-	-	-
Deferred tax asset		-	-	-	-
		171	-	69	-
Current Assets					
Inventories		-	-	-	-
Trade and other receivables		4	-	4	-
Prepayments		-	-	-	-
Derivative financial instruments		-	-	-	-
Cash and short-term deposits	7.6	61	-	61	-
		65	-	65	-
Assets of disposal group classified as held for sale		-	-	-	-
		65	-	65	-
TOTAL ASSETS		**236**	-	**134**	-
EQUITY AND LIABILITIES					
Equity attributable to equity holders of the parent					
Issued capital		3	-	3	-
Share premium		-	-	-	-
Treasury shares		-	-	-	-
Other capital reserves		-	-	-	-
Retained earnings		(159)	-	(261)	-
Other reserves		-	-	-	-
Roundings		-	-	-	-
		(156)	-	(258)	-
Minority interests		-	-	-	-
Total equity		(156)	-	(258)	-
Non-current liabilities					
Interest-bearing loans and borrowings		-	-	-	-
Convertible preference shares		-	-	-	-
Provisions		-	-	-	-
Government grants		-	-	-	-
Employee benefit liability		-	-	-	-
Other liabilities		-	-	-	-
Deferred tax liability		-	-	-	-
		-	-	-	-
Current liabilities					
Trade and other payables	7.7	351	-	351	-
Interest bearing loans and borrowings	7.6	41	-	41	-
Derivative financial instruments		-	-	-	-
Government grants		-	-	-	-
Income tax payable		-	-	-	-
Provisions		-	-	-	-
Roundings		-	-	-	-
		392	-	392	-
Liabilities directly associated with the assets classified as held for sale		-	-	-	-
		392	-	392	-
TOTAL EQUITY AND LIABILITIES		**236**	-	**134**	-

5 CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

For the year ended 31st of December 2007

5.1 Changes in equity according to IFRS regulations.

	Attributable to equity holders of the parent								
	Issued capital	Share premium	Treasury shares	Other capital reserves	Retained earnings	Other reserves	Total	Minority interests	Total equity
	€000	€000	€000	€000	€000	€000	€000	€000	€000
At 1st January 2007	-	-	-	-	-	-	-		-
Revaluation of land and buildings							-		-
Depreciation transfer for land and buildings							-		-
Net gains on available-for-sale financial investments							-		-
Net gains on cash flow hedges							-		-
Foreign currency translation				-		-	-		-
Net gain on hedge of net investment	-	-	-	-	-	-	-	-	-
Total income and expense for the year recognised directly in equity	-	-	-	-	-	-		-	-
Profit for the year	-	-	-	-	159	-	159	-	159
Total income and expense for the year	-	-	-	-	159	-		-	-
Issue of share capital	3		-				3		3
Exercise of options							-		-
Share based payment							-		-
Transaction costs							-		-
Equity dividends							-		-
Acquisition of minority interests							-		-
Dividends of subsidiaries	-	-	-	-	-	-	-	-	-
At 31st of December 2007	3	-	-	-	159	-	156	-	156

5.2 Changes in equity converted to US-GAAP standards.

	Attributable to equity holders of the parent								
	Issued capital	Share premium	Treasury shares	Other capital reserves	Retained earnings	Other reserves	Total	Minority interests	Total equity
	€000	€000	€000	€000	€000	€000	€000	€000	€000
At 1st January 2007	-	-	-	-	-	-	-		-
Revaluation of land and buildings							-		-
Depreciation transfer for land and buildings							-		-
Net gains on available-for-sale financial investments							-		-
Net gains on cash flow hedges							-		-
Foreign currency translation				-		-	-		-
Net gain on hedge of net investment	-	-	-	-	-	-	-	-	-
Total income and expense for the year recognised directly in equity	-	-	-	-	-	-	-	-	-
Profit for the year	-	-	-	-	261	-	261	-	261
Total income and expense for the year	-	-	-	-	261	-		-	-
Issue of share capital	9		-				3		3
Exercise of options							-		-
Share based payment							-		-
Transaction costs							-		-
Equity dividends							-		-
Acquisition of minority interests							-		-
Dividends of subsidiaries	-	-	-	-	-	-	-	-	-
At 31st of December 2007	3	-	-	-	261	-	258	-	258

YATINOO

6 CONSOLIDATED CASH FLOW STATEMENT

For the year ended 31st of December 2007

	IFRS		US-GAAP	
	2007	2006	2007	2006
	€000	€000	€000	€000
Operating activities				
Profit/Loss before tax from continuing operations	(159)	-	(260)	-
Loss before tax from discontinued operations	-	-	-	-
Adjustment to reconcile Profit/Loss before tax to net cash flows	-	-	-	-
Non-cash:				
Depreciation and impairment of property, plant & equipment	-	-	-	-
Amortisation and impairment of intangible assets	-	-	-	-
Share-based payments expense	-	-	-	-
(Increase)/decrease in fair value of investment properties	-	-	-	-
Gain on disposal of property, plant & equipment	-	-	-	-
Other gains and losses	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Share of net profit of associate	-	-	-	-
Movements in provisions, pensions and government grants	-	-	-	-
Working capital adjustments:				
Increase in trade and other receivables	(4)	-	(4)	-
Decrese in inventories	-	-	-	-
Increae in trade and other payables	351	-	351	-
Income tax paid	-	-	-	-
Net cash flows from operating activities	188	-	87	-
Investing activities				
Proceeds from sale of property, plant & equipment	-	-	-	-
Purchase of property, plant and equipment	(60)	-	(60)	-
Purchase of investment properties	-	-	-	-
Purchase of available-for-sale investments	-	-	-	-
Purchase of intangible assets	(111)	-	(9)	-
Acquisition of a subsidiary, net of cash acquired	-	-	-	-
Disbursement of loans	-	-	-	-
Acquisition of minority interests	-	-	-	-
Interest received	-	-	-	-
Receipt of government grants	-	-	-	-
Net cash flows used in inveting activities	(171)	-	(69)	-
Financing activities				
Proceeds from exercise of options	-	-	-	-
Share capital Increase	3	-	3	-
Treasury Shares	-	-	-	-
Payment of finance lease liabilities	-	-	-	-
Proceeds from borrowings	41	-	41	-
Repayment of borrowings	-	-	-	-
Interest paid	-	-	-	-
Dividends paid to equity holders of the parent	-	-	-	-
Dividends paid to minority interests	-	-	-	-
Net cash flows used in financing activities	44	-	44	-
Net increase in cash and cash equivalents	61	-	62	-
Net foreign exchange difference	-	-	-	-
Rounding Differences	-	-	(1)	-
Cash and cash equivalents at 1st of January	-	-	-	-
Cash and cash equivalents at 30th June	61	-	61	-

7 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7.1 Corporate information

The consolidated financial statements of Yatinoo International, S.L. ("the Company") for the year ended 31st of December 2007 were authorised for issue in accordance with a resolution of the directors. Yatinoo International S.L. is a limited responsibility company incorporated and domiciled in Spain.

7.1.1 Activity

Yatinoo International group performs any activity related to the internet in particular the development and the communication of gates and web sites.

Indeed, Yatinoo International is a company of Spanish right and a limited liability company. Its share capital is 70% held by Mr. Akid Khaled and 30% Mr. Douiri Youness.

Besides, the major objective of the group is to become the first gate of web development in the Arabic and African countries regions. The high technology product service is intended mainly for these areas. It should be noted that this trilingual web gate aims at meeting the needs of any type of users.

Moreover, the strategic sphere of activity of the group is diversified. The Yatinoo International group is particularly interested in the Media Company specialised for the Arabic and African markets (gates, radios and TV stations, music and videos, magazines, books, etc..).

7.1.2 The Group

For the needs of its activity, Yatinoo International has created subsidiaries in Tunisia and Senegal. Yatinoo international created Yatinoo Tunisia in April 2007 situated in Tunis and aimed at dealing with the Development activity. Let us outline that the Yatinoo International Company has also set up another subsidiary Yatinoo Senegal in Dakar in June 2007 but this latter is not yet operational (creation of the legal structure at the moment).

Yatinoo International is the parent company holder of 99% of each of its subsidiaries.

According to the organization chart below, it shows that Yatinoo International group holds exclusive control over his two subsidiaries: Yatinoo Tunisia and Yatinoo Senegal. Consequently, the selected consolidation method to elaborate the first IFRS adoption and its conversion to US-GAAP standards of its consolidated accounts is the Global Integration method.


Yatinoo International - SA
99%
99%
Yatinoo Tunisia
Yatinoo Senegal

	% of control	% of interest	Method of consolidation used	Type of control
Yatinoo Senegal	99%	99%	Global integration	Exclusive control
Yatinoo Tunisia	99%	99%	Global integration	Exclusive control

7.1.3 Corporate information

The consolidated financial statements have been prepared on a historical costs basis, except for the investment properties, land and buildings, derivative financial instruments and available-for-sale investments that have been measured at a fair value. The carrying values of the recognised assets and liabilities that are hedged items in fair value hedges, and are otherwise carried at cost, are adjusted to record changes in the fair values attributable to the risks that are being hedged. The consolidated financial statements are presented in Euros and all values are rounded to the nearest thousand (€000) except when otherwise indicated.

7.1.4 Statement of compliance

The consolidated financial statements of Yatinoo International, S.L. and all its subsidiaries ('the Group') have been prepared in accordance with International Financial Reporting Standards (IFRS).

7.1.5 Basis of consolidation

The consolidated financial statements comprise the financial statements of Yatinoo International, S.L. and its subsidiaries as at 31st of December each year. The financial statements of the subsidiaries are prepared for the same reporting year as the parent company, using consistent accounting policies.

All intra-group balances, transactions, income and expenses and profits and losses resulting from intra-group transactions that are recognised in assets, are eliminated in full.

Subsidiaries are fully consolidated from the date of acquisition, being the date on which the Group obtains control, and continue to be consolidated until the date that such control ceases.

Minority interests represent the portion of profit or loss and net assets not held by the Group and are presented separately in the income statement and within equity in the consolidated balance sheet, separately from parent shareholders' equity. Acquisitions of minority interest are accounted for using the parent entity extension method, whereby, the difference between the consideration and the book value of the share of the net assets acquired is recognised as goodwill.

7.2 Changes in the accounting policies

The accounting policies adopted are consistent within the Group.

7.2.1 Significant accounting judgements, estimates and assumptions

7.2.1.1 Judgements

In the process of applying the Group's accounting policies, management has not made any substantial judgments, apart from those involving estimations, which does not have significant effect on the amounts recognised in the financial statements.

7.2.1.2 Estimates and assumptions

There were no assumptions made concerning the future and other key sources of estimation uncertainty at the balance sheet date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

7.3 Summary of significant accounting policies

7.3.1 Foreign currency translation

The consolidated financial statements are presented in Euros, which is the Company's functional and presentation currency. Each entity in the group determines its own functional currency and items included in the financial statements of each entity are measured using that functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency rate of exchange ruling at the balance sheet date. All differences are taken to profit or loss with the exception of differences of foreign currency borrowings that provide a hedge against a net investment in a foreign entity. There are taken directly to equity until the disposal of the net investment, at which time they are recognised in profit or loss. Tax charges and credits attributable to exchange differences on those borrowings are also dealt with in equity. Non monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates as at the dates of the initial transactions. Non monetary items measured at fair value in foreign currency are translated using the exchange rates as at the dates of the initial transactions. Any goodwill arising on the acquisition of a foreign operation and any fair value adjustments to the carrying amounts of assets and liabilities arising on the acquisition are treated as assets & liabilities of the foreign operation and translated at the closing rate.

The functional currency of the foreign operations, Yatinoo Tunisia and Yatinoo Senegal, are Tunisian Dinar and French CFA. As at the reporting date, the assets and liabilities and income statements of these subsidiaries are translated into the presentation currency of Yatinoo International, S.L. (the Euro) at the rate of exchange ruling at the balance sheet date.

The exchange differences arising on the translation are taken directly to a separate component of equity. On disposal of a foreign entity, the deferred cumulative amount recognised in equity relating to that particular foreign operation is recognised in the income statement.

7.3.2 Property, plant and equipment

Plant and equipment is stated at cost, excluding the costs of day to day servicing, less accumulated depreciation and accumulated impairment in value. Such cost includes the cost of replacing part of the plant and equipment when that cost is incurred, if the recognition criteria are met.

Land and buildings are measured at fair value less depreciation on buildings and impairment charged subsequent to the date of the revaluation.

Depreciation is calculated on a straight line basis over the useful life of the assets.

Valuations are performed frequently enough to ensure that the fair value of the re-valued asset does not differ materially from its carrying amount.

Any revaluation surplus is credited to the asset revaluation reserve included in the equity section of the balance sheet, except to the extent that it reserves a revaluation decrease of the same asset previously recognised in profit or loss, in which case the increase is recognised in profit or loss. A revaluation deficit is recognised in profit or loss, except that a deficit directly offsetting a previous surplus on the same asset is directly offset against the surplus in the asset revaluation reserve.

An annual transfer from the asset revaluation reserve to retained earnings is made for the difference between depreciation based on the re-valued carrying amount of the assets and depreciation based on the assets original cost. Additionally, accumulated depreciation as at the revaluation date is eliminated against the gross carrying amount of the asset and the net amount is restated to the re-valued amount of the asset. Upon disposal, any revaluation reserve relating to the particular asset being sold is transferred to retained earnings.

When each major inspection is performed, its cost is recognised in the carrying amount of the plant and equipment as a replacement if the recognition criteria are satisfied.

An item of property, plant and equipment is derecognised upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss arising on de-recognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in the income statement in the year the asset is derecognised.

The asset's residual values, useful lives and methods of depreciation are reviewed, and adjusted if appropriate, at each financial year

7.3.3 Borrowing costs

Borrowing costs are recognised as an expense when incurred.

7.3.4 Intangible assets

Intangible assets acquired separately are measured on initial recognition at cost. The cost of intangible assets acquired in a business combination is fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortisation and any accumulated impairment losses. Internally generated intangible assets, excluding capitalised development costs, are not capitalised and expenditure is reflected in the income statement in the year in which the expenditure is incurred.

The useful lives of intangible assets are assessed to be either finite or indefinite.

Intangible assets with finite lives are amortised over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation period and the amortisation method for an intangible asset with a finite useful life is reviewed at least at each financial year end. Changes in the expected useful life or the expected

pattern of consumption of future economic benefits embodied in the asset is accounted for by changing the amortisation period or method, as appropriate, and treated as changes in accounting estimates. The amortisation expense on intangible assets with finite lives is recognised in the income statement in the expense category consistent with the function of the intangible asset.

Intangible assets with indefinite useful lives are tested for impairment annually either individually or at the cash generating unit level. Such intangibles are not amortised. The useful life of an intangible asset with an indefinite life is reviewed annually to determine whether indefinite life assessment continues to be supportable. If not, the change in the useful life assessment from indefinite to finite is made on a prospective basis.

Research and development costs
Research costs are expensed as incurred. An intangible asset arising from development expenditure on an individual project is recognised only when the Group can demonstrate the technical feasibility of completing the intangible asset so that it will be available for use or sale, its intention to complete and its ability to use or sell the asset, how the asset will generate future economic benefits, the availability of resources to complete the asset and the ability to measure reliably the expenditure during the development.

During the period of development, the asset is tested for impairment annually. Following the initial recognition of the development expenditure, the cost model is applied requiring the asset to be carried at cost less any accumulated amortisation and accumulated impairment losses. Amortisation of the asset begins when development is complete and the asset is available for use. It is amortised over the period of expected future sales. During the period of which the assets are not yet in use it is tested for impairment annually.

Patents and licences
The patents have been granted for a period of 10 years by the relevant government agency with the option of renewal at the end of this period. Licences for the use of intellectual property are granted for periods ranging between 5 and 10 years depending on the specific licence. The licences provide the option for renewal based on whether the Group meets the conditions of the licence and may be renewed at little or no cost to the Group (further details are given in Note 13). As a result those licences are assessed as having an indefinite useful life.

Gains or losses arising from de-recognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in the income statement when the asset is derecognised.

A summary of the policies applied to the Group's intangible assets is as follows:

	Licenses	*Patents*	*Development Costs*
Useful lives	Indefinite	Finite	Finite
Amortisation method used	No Amortisation	Amortised on a straight line basis over the period of the patent	Amortised over the period of expected future sales from the related project on a straight line basis
Internally generated or acquired	Acquired	Acquired	Internally Generated

7.3.5 Investment in an associate

The Group's investment in its associate is accounted for using the equity method of accounting. An associate is an entity in which the Group has significant influence and which is neither a subsidiary nor a joint venture.

YATINOO

Under the equity method, the investment in the associate is carried in the balance sheet at cost plus post acquisition changes in the Group's share of net assets of the associate. Goodwill relating to an associate is included in the carrying amount of the investment and is not amortised. The income statement reflects the share of the results of operations of the associate. Where there has been a change recognised directly in the equity of the associate, the Group recognises its share of any changes and discloses this, when applicable, in the statement of changes in equity. Profits and losses resulting from transactions between the Group and the associate are eliminated to the extent of the interest in the associate.

The reporting dates of the associate and the Group are identical and the associate's accounting policies conform to those used by the Group for like transactions and events in similar circumstances.

7.3.6 Cash and cash equivalents

Cash and short term deposits in the balance sheet comprise cash at banks and at hand and short term deposits with an original maturity of three months or less.

For the purpose of the consolidated cash flow statement, cash and cash equivalents consist of cash and cash equivalents as defined above, net of outstanding bank overdrafts.

7.3.7 Interest bearing loans and borrowings

All loans and borrowings are initially recognised at the fair value of the consideration received less directly attributable transaction costs.

After initial recognition, interest bearing loans and borrowings are subsequently measured at amortised cost using the effective interest method.

Gains and losses are recognised in the income statement when the liabilities are derecognised as well as through the amortisation process.

Financial liabilities at fair value through profit or loss
Financial liabilities at fair value through profit or loss includes financial liabilities held for trading and financial liabilities designated upon initial recognition as at fair value through profit and loss.

Financial liabilities are classified as held for trading if they are acquired for the purpose of selling in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments. Gains or losses on liabilities held for trading are recognised in profit and loss

Where a contract contains one or more embedded derivatives, the entire hybrid contract may be designated as a financial liability at fair value through profit or loss, except where the embedded derivative does not significantly modify the cash flows or it is clear that separation of the embedded derivative is prohibited.

Financial liabilities may be designated at initial recognition as at fair value through profit or loss if the following criteria are met: (i) the designation eliminates or significantly reduces the inconsistent treatment that would otherwise arise from measuring the liabilities or recognising gains or losses on them on a different basis; (ii) or the liabilities are part of a group of financial liabilities which are managed and their performance evaluated on a fair value basis, in accordance with a documented risk management strategy; (iii) or the financial liability contains an embedded derivative that would need to be separately recorded. As at 31 December 2007, no financial liabilities have been designated as at fair value through profit and loss.

7.3.8 Provisions

General
Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Where the Group expects some or all of a provision to be reimbursed, for example under an insurance contract, the reimbursement is recognised as a separate asset but only when the reimbursement is virtually certain. The expense relating to any provision is presented in the income statement net of any reimbursement. If the effect of the time value of money is material, provisions are discounted using a current pre tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.

7.3.9 Pensions and other post employment benefits

The Group does not operate any defined benefit pension plans.

7.3.10 Revenue recognition

Revenue is recognised to the extent that it is probable that the economic benefits will flow to the Group and the revenue can be reliably measured. Revenue is measured at the fair value of the consideration received, excluding discounts, rebates, and other sales taxes or duty. The following specific recognition criteria must also be met before revenue is recognised:

7.3.10.1 Sale of goods

Revenue from the sale of goods is recognised when the significant risks and rewards of ownership of the goods have passed to the buyer, usually on dispatch of the goods.

7.3.10.2 Rendering of services

Revenue from the rendering of services is in direct relation to advertising and marketing services provided to third parties. Revenue is recognised in line with the different agreements signed with clients, which depend up on measurements of the designs as well as other factors.

7.3.10.3 Interest income

Revenue is recognised as interest accrues (using the effective interest method that is the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument to the net carrying amount of the financial asset).

7.3.10.4 Dividends

Revenue is recognised when the Group's right to receive the payment is established.

7.3.10.5 Rental income

Rental income arising from operating leases on investment properties is accounted for on a straight line basis over the lease terms.

7.4 Other expenses

	IFRS		US-GAAP	
	2007	2006	2007	2006
Other Expenses	€000	€000	€000	€000
Marketing & Public Relations	3	-	3	-
Legal & Profesional	140	-	140	-
Travel & subsistence	11	-	11	-
Postal & Courier charges	4	-	4	-
Comsumables	7	-	7	-
Exchange Differences		-		-
Other Expenses	9	-	9	-
Other Expenses	174	-	174	-

A large portion of the expenses incurred during the financial year are to do with the advice taken in order to have a good knowledge of the potentials for future years and also the research made into the different technologies that could be applied to the business.

YATINOO

7.5 *Fixed Assets*

7.5.1 Fixed Assets analysis tables according to IFRS regulations

	TANGIBLE ASSETS			
	Computer Equipment €000	Furniture €000	Installations €000	TOTAL €000
Cost or Valuation:				
As at 1st of January 2007	-	-	-	-
Additions	53	10	1	64
Disposals	-	-	-	-
Exchange adj.	-	-	-	-
As at 31st of December	53	10	1	64
Depreciation:				
As at 1st of January 2007				
Additions	3	1	0	4
Disposals				
Exchange adj.	-	-	-	-
As at 31st of December	3	1	0	4
Net book value				
At 1st of January 2007	-	-	-	-
At 31st of December 2007	50	9	1	60

	INTANGIBLE ASSETS		
	Research & Development €000	Software applications €000	TOTAL €000
Cost or Valuation:			
As at 1st of January 2007	-	-	-
Additions	102	9	111
Disposals	-	-	-
Exchange adj.	-	-	-
As at 31st of December	102	9	111
Depreciation:			
As at 1st of January 2007			
Additions	-	0	0
Disposals			
Exchange adj.		-	
As at 31st of December	-	0	0
Net book value			
At 1st of January 2007	-	-	-
At 31st of December 2007	102	9	111

YATINOO

7.5.2 Fixed Assets analysis converted to US-GAAP standards.

	TANGIBLE ASSETS			
	Computer Equipment €000	Furniture €000	Installations €000	TOTAL €000
Cost or Valuation:				
As at 1st of January 2007	-	-	-	-
Additions	53	10	1	64
Disposals	-	-	-	-
Exchange adj.	-	-	-	-
As at 31st of December	53	10	1	64
Depreciation:				
As at 1st of January 2007				-
Additions	3	1	0	4
Disposals				-
Exchange adj.	-	-	-	-
As at 31st of December	3	1	0	4
Net book value				
At 1st of January 2007	-	-	-	-
At 31st of December 2007	50	9	1	60

	INTANGIBLE ASSETS		
	Research & Development €000	Software applications €000	TOTAL €000
Cost or Valuation:			
As at 1st of January 2007	-	-	-
Additions	-	9	9
Disposals	-	-	-
Exchange adj.	-	-	-
As at 31st of December	-	9	9
Depreciation:			
As at 1st of January 2007			-
Additions	-	0	0
Disposals			-
Exchange adj.	-	-	-
As at 31st of December	-	0	0
Net book value			
At 1st of January 2007	-	-	-
At 31st of December 2007	-	9	9

7.6 Cash and short-term deposits

Cash at banks and in hand	IFRS 2007 €000	IFRS 2006 €000	US-GAAP 2007 €000	US-GAAP 2006 €000
Banks denominated in Euros	51	-	51	-
Banks denominated in local currency	10	-	10	-
Cash in hand	0	-	0	-
Other Expenses	61	-	61	-
Bank overdrafts (Unauthorised)	-	-	-	-
Bank overdrafts (authorised & secured)	(41)	-	(41)	-
	20	-	20	-

7.7 Trade & other payables

Trade & Other Payables	IFRS 2007 €000	IFRS 2006 €000	US-GAAP 2007 €000	US-GAAP 2006 €000
Trade Creditors	(17)	-	(17)	-
Other Creditors	(46)	-	(46)	-
Staff wages payable	(12)	-	(12)	-
Tax retentions made	(3)	-	(3)	-
Social Security payable	(11)	-	(11)	-
Shareholders loans	(262)	-	(262)	-
Trade & Other Payables	(351)	-	(351)	-

8 Methodology used for US-GAAP conversion and standards used.

8.1 Introduction

While the US and international standards do contain differences, the general principles, conceptual framework and accounting results between them are often the same or similar, even though the areas of divergence seem to have disproportionately overshadowed these similarities. We believe that any discussion of this topic should not lose sight of the fact that the two sets of standards are generally more alike than different for most commonly encountered transactions, with IFRS being largely, but not entirely, grounded in the same basic principles as US-GAAP.

It is because of the above that convergence is a high priority on the agendas of both the US Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) – and "convergence" is a term that suggests elimination or coming together of differences.

With these main principles in mind, we must assert that no publication that compares two broad sets of accounting standards can include all differences that could arise in accounting for the myriad of business transactions that could possibly occur.

For the purpose of this annual report of consolidated accounts of Yatinoo International, S.L. we have only considered those differences that have material effect to the entity's financial statements ignoring those others that have no significant effect or its effect is negligible.

8.2 Presentation

Under both frameworks, US-GAAP and IFRS, relating to financial statements presentation, there are many similarities and both require a balance sheet, income statement, statement of cash flow and accompanying notes to the financial statements. Also, both require disclosing information in respect of the previous periods for all amounts reported in the financial statements.

As mentioned in previous paragraphs, being the first year of activity, the consolidated financial statements for year 2007 of Yatinoo International, S.L. only present figures for the current financial year.

Yatinoo International, S.L. and its subsidiaries have elected to present their expenses based on the principle of nature of the same, according to IFRS regulations, but considering that the entity has not yet started its normal trading activity and in order to satisfy the criteria of US-GAAP has also included a profit and loss account based on the principle of function.

8.3 Consolidation, joint venture accounting and equity method

Under both US-GAAP and IFRS, the determination of whether or not subsidiaries are consolidated by the parent company is based on control, although differences exist in the consideration/definition of control none of which are applicable to Yatinoo International, S.L. and its subsidiaries according to note 7.1.2.

There were no associated/related companies considered "minority" interest or "non-controlling" at the time of presentation of this annual report.

8.4 Business combinations

Pursuant to FAS 141 and IFRS 3 (both entitled Business Combinations), all business combinations are accounted for using the purchase method. Under both GAAPs, the acquiring entity is the entity that obtains control, and the cost of the business combination is the fair value of the consideration transferred plus any acquisition-related transaction cost. For a 100% acquisition, the acquirer recognises the acquiree's net identifiable assets (including any intangible assets) at fair value at the acquisition date and also recognises goodwill, which represents the excess of the purchase price over the acquirer's interest in the fair value of the identifiable net assets of the acquiree.

There were no acquisitions made during the course of the financial year reported here.

8.5 Intangible Assets

The recognition criteria for both accounting models require that there be probable future economic benefits and costs that can be reliably measured. However, some costs are never capitalised as intangible assets under both models, such as start-up costs. Goodwill is recognised only in a business combination in accordance with FAS 141 and IFRS 3. In general, intangible assets that are acquired outside of a business combination are recognised at fair value. With the exception of development costs and research which is expensed as incurred according to US-GAAP.

During the course of the current financial year, Yatinoo International, S.L. and its subsidiaries have incurred a substantial investment in Research and Development of its newly design software tools for its main activity which has been capitalised under IFRS regulations but expensed under US-GAAP standards being a major part of the discrepancy between the two GAAPs.

8.6 Inventory

ARB 43 and IAS 2 (both entitled Inventories) are both based on the principle that the primary basis of accounting for inventory is cost. Both define inventory as assets held for sale in the ordinary course of business, in the process of production for such sale, or to be consumed in the production of goods or services. Further, under both GAAPs the costs of inventory includes all direct expenditures to ready inventory for sale, including allocable overhead, while selling costs are excluded from the cost of inventories, as are most storage costs and general administrative costs.

No Inventory was held at the time of preparation of this report.

8.7 Long-lived assets

Both accounting models have similar recognition criteria, requiring that costs be included in the cost of the asset if future economic benefits are probable and can be reliably measured. The costs to be capitalised under both models are similar. Both models require a provision for asset retirement costs to be recorded when there is a legal obligation. Depreciation of long-lived assets is required on a systematic basis under both accounting models.

No revaluation of assets was applied to these financial statements.

YATINOO

8.8 Impairment of assets

Both US-GAAP and IFRS contain similarly defined impairment indicators for assessing the impairment of long-lived assets. Both standards require goodwill and intangible assets with indefinite lives to be reviewed at least annually for impairment regardless of the existence of impairment indicators. Additionally, both GAAPs require and asset found to be impaired to be written down and an impairment loss recognised when applicable.

No impairment method was applicable at the time of preparation of these financial statements as there were no assets subject to such policy.

8.9 Leases & Financial Instruments

The overall accounting for Leases and Financial Instruments under US-GAAP and IRFS is similar, although US-GAAP has more specific rules than IFRS. Both focus on classifying leases as either capital or operating, and both separately discuss lessee and lessor accounting.

As there were no leases in effect at the end of the financial year, we will not extend ourselves further in this chapter.

8.10 Foreign currency matters

FAS 52 Foreign Currency Translation and IAS 21 The Effects of Changes in Foreign Exchange Rates are quite similar in their approach to foreign currency translation. While the guidance provided by each for evaluating the functional currency of an entity is different it generally results in the same determination (that is, the currency of the entity's primary economic environment). Both GAAPs generally consider the same economies to be hyperinflationary, although the accounting for an entity operating in such environment can be very different requiring re-measurement in case of hyperinflationary environments for US-GAAP.

For the purpose of this report, and considering that the effect of foreign currency translation is negligible, the consolidation of subsidiaries, where operating currency differs from Euro, were recognised as at the exchange rate as at the closing date, see 7.3.1.

8.11 Revenue recognition

Revenue recognition under both US-GAAP and IFRS is tied to the completion of the arnings process and the realisation of assets from such completion. Under IAS 18 Revenue, revenue is defined as "the gross inflow of economic benefits during the period arising in the course of the ordinary activities of an entity when those inflows result in increase in equity". Under US-GAAP, revenues represent actual or expected cash inflows that have occurred or will result from the entity's ongoing major operations. Under both GAAPs, revenue is not recognised until it is both realised (or realisable) and earned.

No turnover was recognised in these financial statements as at the date of preparation of this report as the company has not yet initiated its normal trading activity.

8.12 Other accounting areas

There are several IAS and FAS regulation which were not included in this commentary section to the notes to the consolidated financial statements of Yatinoo International, S.L. as they are not applicable to the transactions incurred during the financial period.

YATINOO

9 Reconciliation from IFRS to US-GAAP conversion

Reconciliation	Balance Sheet 2007 €000	P&L 2007 €000
Profit/Loss resulting from the application of:		
IFRS	236	159
1- Research & Development (Intangible Assets)	(102)	
2- Selling Costs (Profit & Loss account)		102
US-GAAP	**134**	**261**

Investment made in Research & Development during the course of the financial year was adjusted to Profit and Loss as a result of applying US-GAAP conversion.

Yatinoo International SA

Mid-Year Consolidated Financial Statements

30th of June 2008

According to IFRS regulations and converted to US-GAAP.

1 GENERAL INFORMATION

Directors

Youness Douiri

Registered Office

Avda. Condes de San Isidro, 12
Fuengirola
Málaga (Spain)

Solicitors

Q U E I P O • A B O G A D O S
CL Alamos, num. 11, 1o
MALAGA - (29012)

Bankers

UNICAJA
Avda. Andalucia, 10 y 12
Málaga (Spain)

CAJAMAR
CL Marie Curie, 1
Malaga (Spain)

Auditors

CARLOS LOPEZ SERRANO
Avda. Mijas, 2
Fuengirola
Málaga (Spain)

INDEPENDENT AUDITORS' ANNUAL CONSOLIDATED REPORT

To the shareholders of the company YATINOO INTERNATIONAL, S.A. and its group as requested by the Management of the company.

1. We have audited the accompanying financial statements of YATINOO INTERNATIONAL, S.A. and its group, which comprise the consolidated balance sheet as at 30TH of June 2008 and the consolidated income statement, consolidated statement of changes in equity and consolidated cash flow statement for the year then ended, and a summary of significant accounting policies and other explanatory notes. Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards. Except for those facts given in paragraphs 3, our responsibility is to express an opinion on these consolidated financial statements based on our work in accordance with International Standards on Auditing which involves examination, by performing the necessary selective procedures, of the audit evidence about the amounts in the consolidated financial statements and the evaluation of its presentation, also evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates.

2. According to current legislation, Management have presented, with each one of the consolidated financial results on consolidated balance sheet, consolidated income statement, consolidated statement of changes in equity and consolidated cash flow statements 30th of June 2008 results and those corresponding to the financial year end as at 31st of December 2007. Due to the fact that these statements do not constitute a full financial year, our opinion is restricted to those financial results for the period ended at 30th of June 2008. We already stated a favourable opinion on the financial statements for the financial year 2007, auditor's report dated on 1st of July 2008.

3. Yatinoo Tunisie, SARL subsidiary of Yatinoo International, S.A. have presented his auditors report and financial statements as of 31st of May 2008 instead of 30th of June for the purposes of this consolidated statements.

R.M. Málaga, Libro 2055, Folio 133, Hoja MA 59877, Inscripción 1ª . C.I.F. B 92.381052
NUMERO DE R.O.A.C. S1519

• Carlos Alberto López Serrano
T. Mercantil - Economista
Auditor Oficial - Censor Jurado de Cuentas
Colegiado en Málaga y Madrid

• Mª Angeles Rodríguez García
Auditor Oficial de Cuentas

• Carlos Alberto López Rodríguez
Auditor Oficial - Censor Jurado de Cuentas

• Antonio López Rodríguez
Economista

Avda. de Mijas Nº 2 - 1º D - 29650 Mijas Costa - Tel: [illegible] - Fax: [illegible] - E-mail: [illegible]

4. In our opinion, except for those adjustments deriving from that stated on paragraph 3, the consolidated financial statements give a true and fair view, in all significant aspects, of the consolidated balance sheet position of the company YATINOO INTERNATIONAL and its group, as at 30th of June 2008 and its consolidated results, the changes in equity and cash flows resulting from the financial year ended as of that date, and they contain sufficient and appropriate information for its adequate interpretation and comprehension according to international standards of financial reporting adopted by the European Union (I.F.R.S.).

Carlos Alberto Lopez Serrano
Auditor Oficial de Cuentas

Mijas Costa, 05 de Septiembre de 2008

R.M. Málaga, Libro 2055, Folio 133, Hoja MA 53677, Inscripción 1ª - C.I.F. B 92.381.052
NUMERO DE R.O.A.C. S1519

YATINOO

3 CONSOLIDATED INCOME STATEMENT

For the mid year advance ended 30th of June 2008

3.1 Consolidated Income statement (by nature)

		IFRS		US-GAAP	
		2008	2007	2008	2007
	Notes	€000	€000	€000	€000
Continuing operations					
Sale of Goods		-	-	-	-
Rendering of services		1.000	20	1.000	20
Rental income		-	-	-	-
Revenue		1.000	20	1.000	20
Cost of Sales		-	-	-	-
Gross Profit/Loss		1.000	20	1.000	20
Other income		133	-	133	-
Selling and distribution costs		-	-	(111)	(102)
Administrative expenses	8.2	(48)	(4)	(48)	(4)
Other Expenses	8.1	(1.181)	(174)	(1.181)	(174)
Operating Profit/Loss		(96)	(159)	(207)	(260)
Finance revenue		-	0	-	-
Finance costs		(3)	(0)	(3)	-
Share of Profit/Loss of an associate		-	-	-	-
Rounding diff.		-	-	-	(1)
Profit/Loss before tax		(99)	(159)	(210)	(261)
Income tax expense		-	-	-	-
Profit/Loss for the year from continuing operations		(99)	(159)	(210)	(261)
Discontinued operation		-	-	-	-
Loss after tax for the year from discontinued operation		-	-	-	-
Profit/Loss FOR THE YEAR		(99)	(159)	(210)	(261)
Attributable to:					
Equity holders of the parent		(98)	(159)	(208)	(260)
Minority interests		-	-	(1)	-
Rounding diff.		(1)	-	(1)	-
		(99)	(159)	(210)	(261)

Earnings per share

- Basic, for Profit/Loss for the year attributable to ordinary equity holders of the parent
- Diluted, for Profit/Loss for the year attributable to ordinary equity holders of the parent

Earnings per share for continuing operations

- Basic, for Profit/Loss from continuing operations attributable to ordinary equity holders of the parent
- Diluted, for Profit/Loss from continuing operations attributable to ordinary equity holders of the parent



YATINOO

3.2 Consolidated Income statement (by function)

		IFRS		US-GAAP	
		2008	2007	2008	2007
	Notes	€000	€000	€000	€000
Continuing operations					
Sale of Goods		-	-	-	-
Rendering of services		1.000	20	1.000	20
Rental income		-	-	-	-
Revenue		1.000	20	1.000	20
Cost of Sales		-	-	-	-
Gross Profit/Loss		1.000	20	1.000	20
Other income		133	-	133	-
Selling and distribution costs			-	(111)	(102)
Marketing & Advertising		(850)	(3)	(850)	(3)
Administration Expenses		(379)	(176)	(379)	(175)
Operating Profit/Loss		(96)	(159)	(207)	(260)
Finance revenue		-	0	-	-
Finance costs		(3)	(0)	(3)	-
Share of Profit/Loss of an associate		-	-	-	-
Rounding diff		-	-	-	(1)
Profit/Loss before tax		(99)	(159)	(210)	(261)
Income tax expense		-	-	-	-
Profit/Loss for the year from continuing operations		(99)	(159)	(210)	(261)
Discontinued operation					
Loss after tax for the year from discontinued operation		-	-	-	-
Profit/Loss FOR THE YEAR		(99)	(159)	(210)	(261)
Attributable to:					
Equity holders of the parent		(98)	(159)	(208)	(260)
Minority interests		-	-	(1)	(1)
Rounding diff		(1)	-	(1)	-
		(99)	(159)	(210)	(261)

Earnings per share

- Basic, for profit for the year attributable to ordinary equity holders of the parent
- Diluted, for profit for the year attributable to ordinary equity holders of the parent

Earnings per share for continuing operations

- Basic, for profit from continuing operations attributable to ordinary equity holders of the parent
- Diluted, for profit from continuing operations attributable to ordinary equity holders of the parent

4 CONSOLIDATED BALANCE SHEET

As at 30th of June 2008

		IFRS		US-GAAP	
		2.008	2.007	2.008	2.007
	Notes	€000	€000	€000	€000
ASSETS					
Non-current assets					
Property, plant and equipment	8.3	75	60	75	60
Investment properties		-	-	-	-
Intangible assets	8.3	235	111	24	9
Investment in an associate		-	-	-	-
Available-for-sale investments		-	-	-	-
Other financial assets		-	-	-	-
Deferred tax asset		-	-	-	-
		310	171	99	69
Current Assets					
Inventories		-	-	-	-
Trade and other receivables	8.5	156	4	156	4
Prepayments		5	-	5	-
Derivative financial instruments		-	-	-	-
Cash and short-term deposits	8.4	13	61	13	61
		174	65	174	65
Assets of disposal group classified as held for sale		-	-	-	-
		174	65	174	65
TOTAL ASSETS		**484**	**236**	**273**	**134**
EQUITY AND LIABILITIES					
Equity attributable to equity holders of the parent					
Issued capital		100	3	100	3
Share premium		-	-	-	-
Treasury shares		-	-	-	-
Other capital reserves		-	-	-	-
Retained earnings	8.7	(258)	(159)	(471)	(261)
Other reserves		1	-	2	-
Roundings		-	-	1	-
		(157)	(156)	(368)	(258)
Minority interests		0	-	0	-
Total equity		(157)	(156)	(368)	(258)
Non-current liabilities					
Interest-bearing loans and borrowings		-	-	-	-
Convertible preference shares		-	-	-	-
Provisions		-	-	-	-
Government grants		-	-	-	-
Employee benefit liability		-	-	-	-
Other liabilities		-	-	-	-
Deferred tax liability		-	-	-	-
		-	-	-	-
Current liabilities					
Trade and other payables	8.5	533	351	533	351
Interest-bearing loans and borrowings	8.4	108	41	108	41
Derivative financial instruments		-	-	-	-
Government grants		-	-	-	-
Income tax payable		-	-	-	-
Provisions		-	-	-	-
Roundings		-	-	-	-
		641	392	641	392
Liabilities directly associated with the assets classified as held for sale		-	-	-	-
		641	392	641	392
TOTAL EQUITY AND LIABILITIES		**484**	**236**	**273**	**134**

5 CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

For the mid year advance ended 30th of June 2008

5.1 Changes in equity according to IFRS regulations.

	Attributable to equity holders of the parent								
	Issued capital	Share premium	Treasury shares	Other capital reserves	Retained earnings (Note 6,7)	Other reserves	Total	Minority interests	Total equity
	€000	€000	€000	€000	€000	€000	€000	€000	€000
At 1st January 2008	3	-	-	-	(159)	-	(156)	-	(156)
Revaluation of land and buildings							-		-
Depreciation transfer for land and buildings							-		-
Net gains on available-for-sale financial investments							-		-
Net gains on cash flow hedges							-		-
Foreign currency translation				-		1	1		1
Net gain on hedge of net investment	-	-	-	-	-	-	-	-	-
Total income and expense for the year recognised directly in equity	-	-	-	-	-	1	-	-	-
Profit/Loss for the year	-	-	-	-	(99)	-	(99)	-	(99)
Total income and expense for the year	-	-	-	-	(99)	1		-	-
Issue of share capital	97		-				97		97
Exercise of options							-		-
Share-based payment							-		-
Transaction costs							-		-
Equity dividends							-		-
Acquisition of minority interests							-		-
Dividends of subsidiaries	-	-	-	-	-	-	-	-	-
At 30th of June 2008	100	-	-	-	(258)	1	(157)	-	(157)

5.2 Changes in equity converted to US-GAAP standards.

	Attributable to equity holders of the parent								
	Issued capital	Share premium	Treasury shares	Other capital reserves	Retained earnings (Note 8.7)	Other reserves	Total	Minority interests	Total equity
	€000	€000	€000	€000	€000	€000	€000	€000	€000
At 1st January 2008	3	-	-	-	(261)	-	(258)	-	(258)
Revaluation of land and buildings							-		-
Depreciation transfer for land and buildings							-		-
Net gains on available-for-sale financial investments							-		-
Net gains on cash flow hedges							-		-
Foreign currency translation				-		3	3		3
Net gain on hedge of net investment	-	-	-	-	-	-	-	-	-
Total income and expense for the year recognised directly in equity	-	-	-	-	-	3	-	-	-
Profit/Loss for the year	-	-	-	-	(210)	-	(210)	-	(210)
Total income and expense for the year	-	-	-	-	(210)	3		-	-
Issue of share capital	97		-				97		97
Exercise of options							-		-
Share-based payment							-		-
Transaction costs							-		-
Equity dividends							-		-
Acquisition of minority interests							-		-
Dividends of subsidiaries	-	-	-	-	-	-	-	-	-
At 30th of June 2008	100	-	-	-	(471)	3	(368)	-	(368)

YATINOO

6 CONSOLIDATED CASH FLOW STATEMENT

For the period ended 30th of June 2008

	IFRS		US-GAAP	
	2.008	2.007	2.008	2.007
	€000	€000	€000	€000
Operating activities				
Profit/Loss before tax from continuing operations	(95)	(159)	(207)	(260)
Loss before tax from discontinued operations	-	-	-	-
Adjustment to reconcile Profit/Loss before tax to net cash flows	-	-	-	-
Non-cash:				
Depreciation and impairment of property, plant & equipment	-	-	-	-
Amortisation and impairment of intangible assets	-	-	-	-
Share-based payments expense	-	-	-	-
(Increase)/decrease in fair value of investment properties	-	-	-	-
Gain on disposal of property, plant & equipment	-	-	-	-
Other gains and losses	-	-	-	-
Interest income	-	-	-	-
Interest expense	(3)	-	(3)	-
Share of net Profit/Loss of associate	-	-	-	-
Movements in provisions, pensions and government grants	(5)	-	(5)	-
Working capital adjustments:				
Increase in trade and other receivables	(152)	(4)	(152)	(4)
Decrese in inventories	-	-	-	-
Increae in trade and other payables	182	351	182	351
Income tax paid	-	-	-	-
Net cash flows from operating activities	(74)	188	(185)	87
Investing activities				
Proceeds from sale of property, plant & equipment	-	-	-	-
Purchase of property, plant and equipment	(15)	(60)	(15)	(60)
Purchase of investment properties	-	-	-	-
Purchase of available-for-sale investments	-	-	-	-
Purchase of intangible assets	(124)	(111)	(15)	(9)
Acquisiton of a subsidiary, net of cash acquired	-	-	-	-
Disbursement of loans	-	-	-	-
Acquisiton of minority interests	-	-	-	-
Interest received	-	-	-	-
Receipt of government grants	-	-	-	-
Net cash flows used in inveting activities	(139)	(171)	(30)	(69)
Financing activities				
Proceeds from exercise of options	-	-	-	-
Share capital Increase	97	3	97	3
Treasury Shares	-	-	-	-
Payment of finance lease liabilities	-	-	-	-
Proceeds from borrowings	67	41	67	41
Repayment of borrowings	-	-	-	-
Interest paid/received	-	-	-	-
Dividends paid to equity holders of the parent	-	-	-	-
Dividends paid to minority interests	-	-	-	-
Net cash flows used in financing activities	164	44	164	44
Net increase in cash and cash equivalents	(49)	61	(51)	62
Net foreign exchange difference	-	-	2	-
Rounding Differences	1	-	1	(1)
Cash and cash equivalents at 1st of January	61	-	61	-
Cash and cash equivalents at 30th June	13	61	13	61

7 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7.1 *Corporate information*

The consolidated financial statements of Yatinoo International, S.A. ("the Company") for the period ended 30th of June 2008 were authorised for issue in accordance with a resolution of the directors. Yatinoo International S.A. is a public limited liability company incorporated and domiciled in Spain.

7.1.1 Activity

Yatinoo International group performs any activity related to the internet in particular the development and the communication of gates and web sites.

Indeed, Yatinoo International is a Public Liability company of Spanish right.

Besides, the major objective of the group is to become the first gate of web development in the Arabic and African countries regions. The high technology product service is intended mainly for these areas. It should be noted that this trilingual web gate aims at meeting the needs of any type of users.

Moreover, the strategic sphere of activity of the group is diversified. The Yatinoo International group is particularly interested in the Media Company specialised for the Arabic and African markets (gates, radios and TV stations, music and videos, magazines, books, etc..).

7.1.2 The Company

Yatinoo International S.A. was converted in May 2008 to Public Limited Company from its previous form of Limited Liability Company. As part of the conversion process, Yatinoo International S.A. increased its share capital from 3,010 shares at the face value of 1 Euro to 10,000,000 shares at a face value of 0,01 Euros. Such conversion and increase of share capital has been notarised and registered at the Mercantile Register of Malaga (Spain).

7.1.3 The Group

For the needs of its activity, Yatinoo International has created subsidiaries in Tunisia, Senegal and Morocco. Yatinoo international created Yatinoo Tunisia in April 2007 situated in Tunis and aimed at dealing with the Development activity. Let us outline that the Yatinoo International Company has also set up subsidiaries Yatinoo Senegal in Dakar in June 2007 and Yatinoo Maroc in May 2008 but none are yet operational (creation of the legal structure at the moment).

Yatinoo International is the parent company holder of 99% of Tunisia and Senegal and holder of 100% of Maroc subsidiaries.

According to the organization chart below, it shows that Yatinoo International group holds exclusive control over his two subsidiaries: Yatinoo Tunisia, Yatinoo Senegal and Yatinoo Maroc. Consequently, the selected consolidation method to elaborate these consolidated accounts is the Global Integration method.


Yatinoo International - SA
99%
99%
100%
Yatinoo Tunisia, SARL
Yatinoo Senegal, SARL
Yatinoo Maroc, SARL

	% of control	% of interest	Method of consolidation used	Type of control
Yatinoo Senegal, SARL	99%	99%	Global integration	Exclusive control
Yatinoo Tunisia, SARL	99%	99%	Global integration	Exclusive control
Yatinoo Maroc, SARL	100%	100%	Global Integration	Exclusive Control

7.1.4 Corporate information

The consolidated financial statements have been prepared on a historical costs basis, except for the investment properties, land and buildings, derivative financial instruments and available-for-sale investments that have been measured at a fair value. The carrying values of the recognised assets and liabilities that are hedged items in fair value hedges, and are otherwise carried at cost, are adjusted to record changes in the fair values attributable to the risks that are being hedged. The consolidated financial statements are presented in Euros and all values are rounded to the nearest thousand (€000) except when otherwise indicated.

7.1.5 Statement of compliance

The consolidated financial statements of Yatinoo International, S.A. and all its subsidiaries ('the Group') have been prepared in accordance with International Financial Reporting Standards (IFRS).

7.1.6 Basis of consolidation

The consolidated financial statements comprise the financial statements of Yatinoo International, S.A. and its subsidiaries as at 31st of December each year. The financial statements of the subsidiaries are prepared for the same reporting year as the parent company, using consistent accounting policies. For the purpose of this Mid-Year report, the financial statements of Yatinoo International, S.A. and all its subsidiaries were prepared as at 30th of June 2008.

All intra-group balances, transactions, income and expenses and profits and losses resulting from intra-group transactions that are recognised in assets, are eliminated in full.

Subsidiaries are fully consolidated from the date of acquisition, being the date on which the Group obtains control, and continue to be consolidated until the date that such control ceases.

Minority interests represent the portion of profit or loss and net assets not held by the Group and are presented separately in the income statement and within equity in the consolidated balance sheet, separately from parent shareholders' equity. Acquisitions of minority interest are accounted for using the parent entity extension method, whereby, the difference between the consideration and the book value of the share of the net assets acquired is recognised as goodwill.

7.2 Changes in the accounting policies

The accounting policies adopted are consistent within the Group.

7.2.1 Significant accounting judgements, estimates and assumptions

7.2.1.1 Judgements

In the process of applying the Group's accounting policies, management has not made any substantial judgments, apart from those involving estimations, which does not have significant effect on the amounts recognised in the financial statements.

7.2.1.2 Estimates and assumptions

There were no assumptions made concerning the future and other key sources of estimation uncertainty at the balance sheet date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

7.3 Summary of significant accounting policies

7.3.1 Foreign currency translation

The consolidated financial statements are presented in Euros, which is the Company's functional and presentation currency. Each entity in the group determines its own functional currency and items included in the financial statements of each entity are measured using that functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency rate of exchange ruling at the balance sheet date. All differences are taken to profit or loss with the exception of differences of foreign currency borrowings that provide a hedge against a net investment in a foreign entity. There are taken directly to equity until the disposal of the net investment, at which time they are recognised in profit or loss. Tax charges and credits attributable to exchange differences on those borrowings are also dealt with in equity. Non monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates as at the dates of the initial transactions. Non monetary items measured at fair value in foreign currency are translated using the exchange rates as at the dates of the initial transactions. Any goodwill arising on the acquisition of a foreign operation and any fair value adjustments to the carrying amounts of assets and liabilities arising on the acquisition are treated as assets & liabilities of the foreign operation and translated at the closing rate.

The functional currency of the foreign operations is shown in the table below. As at the reporting date, the assets and liabilities and income statements of these subsidiaries are translated into the presentation currency of Yatinoo International, S.A. (the Euro) at the rate of exchange ruling at the balance sheet date.

Company	Functional currency
YATINOO INTERNATIONAL, S.A.	Euros (EUR)
YATINOO TUNISIA, SARL	Tunisian Dinars (TND)
YATINOO SENEGAL, SARL	African Franc (XAF)
YATINOO MAROC, SARL	Moroccan Dirham (MAD)

The exchange differences arising on the translation are taken directly to a separate component of equity. On disposal of a foreign entity, the deferred cumulative amount recognised in equity relating to that particular foreign operation is recognised in the income statement.

At the date of preparation of this Mid-Year report the exchange rates used for the consolidated statements shown here were the following:

Company	Exchange rate to Euros
YATINOO INTERNATIONAL, S.A.	1.00
YATINOO TUNISIA, SARL	1.83022
YATINOO SENEGAL, SARL	655.39
YATINOO MAROC, SARL	11.48

7.3.2 Property, plant and equipment

Plant and equipment is stated at cost, excluding the costs of day to day servicing, less accumulated depreciation and accumulated impairment in value. Such cost includes the cost of replacing part of the plant and equipment when that cost is incurred, if the recognition criteria are met.

Land and buildings are measured at fair value less depreciation on buildings and impairment charged subsequent to the date of the revaluation.

Depreciation is calculated on a straight line basis over the useful life of the assets.

Valuations are performed frequently enough to ensure that the fair value of the re-valued asset does not differ materially from its carrying amount.

Any revaluation surplus is credited to the asset revaluation reserve included in the equity section of the balance sheet, except to the extent that it reserves a revaluation decrease of the same asset previously recognised in profit or loss, in which case the increase is recognised in profit or loss. A revaluation deficit is recognised in profit or loss, except that a deficit directly offsetting a previous surplus on the same asset is directly offset against the surplus in the asset revaluation reserve.

An annual transfer from the asset revaluation reserve to retained earnings is made for the difference between depreciation based on the re-valued carrying amount of the assets and depreciation based on the assets original cost. Additionally, accumulated depreciation as at the revaluation date is eliminated against the gross carrying amount of the asset and the net amount is restated to the re-valued amount of the asset. Upon disposal, any revaluation reserve relating to the particular asset being sold is transferred to retained earnings.

When each major inspection is performed, its cost is recognised in the carrying amount of the plant and equipment as a replacement if the recognition criteria are satisfied.

An item of property, plant and equipment is derecognised upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss arising on de-recognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in the income statement in the year the asset is derecognised.

The asset's residual values, useful lives and methods of depreciation are reviewed, and adjusted if appropriate, at each financial year

7.3.3 Borrowing costs

Borrowing costs are recognised as an expense when incurred.

7.3.4 Intangible assets

Intangible assets acquired separately are measured on initial recognition at cost. The cost of intangible assets acquired in a business combination is fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortisation and any accumulated impairment losses. Internally generated intangible assets, excluding capitalised development costs, are not capitalised and expenditure is reflected in the income statement in the year in which the expenditure is incurred.

The useful lives of intangible assets are assessed to be either finite or indefinite.

Intangible assets with finite lives are amortised over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation period and the amortisation method for an intangible asset with a finite useful life is reviewed at least at each financial year end. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset is accounted for by changing the amortisation period or method, as appropriate, and treated as changes in accounting estimates. The amortisation expense on intangible assets with finite lives is recognised in the income statement in the expense category consistent with the function of the intangible asset.

Intangible assets with indefinite useful lives are tested for impairment annually either individually or at the cash generating unit level. Such intangibles are not amortised. The useful life of an intangible asset with an indefinite life is reviewed annually to determine whether indefinite life assessment continues to be supportable. If not, the change in the useful life assessment from indefinite to finite is made on a prospective basis.

Research and development costs

Research costs are expensed as incurred. An intangible asset arising from development expenditure on an individual project is recognised only when the Group can demonstrate the technical feasibility of completing the intangible asset so that it will be available for use or sale, its intention to complete and its ability to use or sell the asset, how the asset will generate future economic benefits, the availability of resources to complete the asset and the ability to measure reliably the expenditure during the development.

During the period of development, the asset is tested for impairment annually. Following the initial recognition of the development expenditure, the cost model is applied requiring the asset to be carried at cost less any accumulated amortisation and accumulated impairment losses. Amortisation of the asset begins when development is complete and the asset is available for use. It is amortised over the

period of expected future sales. During the period of which the assets are not yet in use it is tested for impairment annually.

Patents and licences
The patents have been granted for a period of 10 years by the relevant government agency with the option of renewal at the end of this period. Licences for the use of intellectual property are granted for periods ranging between 5 and 10 years depending on the specific licence. The licences provide the option for renewal based on whether the Group meets the conditions of the licence and may be renewed at little or no cost to the Group (further details are given in Note 13). As a result those licences are assessed as having an indefinite useful life.

Gains or losses arising from de-recognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in the income statement when the asset is derecognised.

A summary of the policies applied to the Group's intangible assets is as follows:

	Licenses	*Patents*	*Development Costs*
Useful lives	Indefinite	Finite	Finite
Amortisation method used	No Amortisation	Amortised on a straight line basis over the period of the patent	Amortised over the period of expected future sales from the related project on a straight line basis
Internally generated or acquired	Acquired	Acquired	Internally Generated

7.3.5 Investment in an associate

The Group's investment in its associate is accounted for using the equity method of accounting. An associate is an entity in which the Group has significant influence and which is neither a subsidiary nor a joint venture.

Under the equity method, the investment in the associate is carried in the balance sheet at cost plus post acquisition changes in the Group's share of net assets of the associate. Goodwill relating to an associate is included in the carrying amount of the investment and is not amortised. The income statement reflects the share of the results of operations of the associate. Where there has been a change recognised directly in the equity of the associate, the Group recognises its share of any changes and discloses this, when applicable, in the statement of changes in equity. Profits and losses resulting from transactions between the Group and the associate are eliminated to the extent of the interest in the associate.

The reporting dates of the associate and the Group are identical and the associate's accounting policies conform to those used by the Group for like transactions and events in similar circumstances.

7.3.6 Cash and cash equivalents

Cash and short term deposits in the balance sheet comprise cash at banks and at hand and short term deposits with an original maturity of three months or less.

For the purpose of the consolidated cash flow statement, cash and cash equivalents consist of cash and cash equivalents as defined above, net of outstanding bank overdrafts unless these bank overdrafts are authorised and secured, in which case they will be disclosed as borrowings.

YATINOO

7.3.7 Interest bearing loans and borrowings

All loans and borrowings are initially recognised at the fair value of the consideration received less directly attributable transaction costs.

After initial recognition, interest bearing loans and borrowings are subsequently measured at amortised cost using the effective interest method.

Gains and losses are recognised in the income statement when the liabilities are derecognised as well as through the amortisation process.

Financial liabilities at fair value through profit or loss
Financial liabilities at fair value through profit or loss includes financial liabilities held for trading and financial liabilities designated upon initial recognition as at fair value through profit and loss.

Financial liabilities are classified as held for trading if they are acquired for the purpose of selling in the near term. Derivatives, including separated embedded derivatives are also classified as held for trading unless they are designated as effective hedging instruments. Gains or losses on liabilities held for trading are recognised in profit and loss

Where a contract contains one or more embedded derivatives, the entire hybrid contract may be designated as a financial liability at fair value through profit or loss, except where the embedded derivative does not significantly modify the cash flows or it is clear that separation of the embedded derivative is prohibited.

Financial liabilities may be designated at initial recognition as at fair value through profit or loss if the following criteria are met: (i) the designation eliminates or significantly reduces the inconsistent treatment that would otherwise arise from measuring the liabilities or recognising gains or losses on them on a different basis; (ii) or the liabilities are part of a group of financial liabilities which are managed and their performance evaluated on a fair value basis, in accordance with a documented risk management strategy; (iii) or the financial liability contains an embedded derivative that would need to be separately recorded. As at 31 December 2007, no financial liabilities have been designated as at fair value through profit and loss.

7.3.8 Provisions

General
Provisions are recognised when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Where the Group expects some or all of a provision to be reimbursed, for example under an insurance contract, the reimbursement is recognised as a separate asset but only when the reimbursement is virtually certain. The expense relating to any provision is presented in the income statement net of any reimbursement. If the effect of the time value of money is material, provisions are discounted using a current pre tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.

7.3.9 Pensions and other post employment benefits

The Group does not operate any defined benefit pension plans.

7.3.10 Revenue recognition

Revenue is recognised to the extent that it is probable that the economic benefits will flow to the Group and the revenue can be reliably measured. Revenue is measured at the fair value of the consideration received, excluding discounts, rebates, and other sales taxes or duty. The following specific recognition criteria must also be met before revenue is recognised:

7.3.10.1 Sale of goods

Revenue from the sale of goods is recognised when the significant risks and rewards of ownership of the goods have passed to the buyer, usually on dispatch of the goods.

7.3.10.2 Rendering of services

Revenue from the rendering of services is in direct relation to advertising and marketing services provided to third parties. Revenue is recognised in line with the different agreements signed with clients, which depend up on measurements of the designs as well as other factors.

7.3.10.3 Interest income

Revenue is recognised as interest accrues (using the effective interest method that is the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument to the net carrying amount of the financial asset).

7.3.10.4 Dividends

Revenue is recognised when the Group's right to receive the payment is established.

7.3.10.5 Rental income

Rental income arising from operating leases on investment properties is accounted for on a straight line basis over the lease terms.

8 NOTES & FURTHER ANALYSIS TO THE FINANCIAL STATEMENTS

8.1 Other expenses

	IFRS		US-GAAP	
	2008	2007	2008	2007
Other Expenses	€000	€000	€000	€000
Marketing & Public Relations	879	3	879	3
Legal & Profesional	228	140	228	140
Travel & subsistence	32	11	32	11
Postal & Courier charges	4	4	4	4
Comsumables	4	7	4	7
Exchange Differences	12	-	12	-
Other Expenses	22	9	22	9
Other Expenses	1.181	174	1.181	174

A large portion of the expenses incurred during the financial year are to do with the advice taken in order to have a good knowledge of the potentials for future years and also the research made into the different technologies that could be applied to the business.

The Group has entered a marketing campaign in order to publicise the web portal in the area. For this campaign The Group elected an energy drink to stamp our marketing designs in their cans and bottles. The Group considers this campaign a vital point of contact for potential customers although it is envisaged to be the first of more campaigns.

8.2 Administration Expenses

	IFRS		US-GAAP	
	2008	2007	2008	2007
Administration Expenses	€000	€000	€000	€000
Directors Remuneration	36	-	36	-
Staff Remuneration	10	-	10	-
Recruitment	1	-	1	-
Tangible Assets Depreciation	-	3	-	3
Intangible Assets Depreciation	-	-	-	-
Incorporation Expenses	1	1	1	1
Administration Expenses	48	4	48	4

YATINOO

8.3 Fixed Assets

8.3.1 Fixed Assets analysis tables according to IFRS regulations

	TANGIBLE ASSETS			
	Computer Equipment €000	Furniture €000	Installations €000	TOTAL €000
Cost or Valuation:				
As at 1st of January 2008	53	10	1	64
Additions	9	5	1	15
Disposals				-
Roundings				-
Exchange adj.	(1)	-	-	(1)
As at 30th June	61	15	2	78
Depreciation:				
As at 1st of January 2008	(3)	(1)	-	(4)
Additions	-	-	-	-
Disposals				-
Roundings		1		1
Exchange adj.	-	-	-	-
As at 30th of June	(3)	-	-	(3)
Net book value				
At 1st of January 2008	50	9	1	60
At 30th of June 2008	58	15	2	75

	INTANGIBLE ASSETS			
	Research & Development €000	Software applications €000	Other Intangible Assets	TOTAL €000
Cost or Valuation:				
As at 1st of January 2008	102	9	-	111
Additions	111	15	-	126
Disposals				-
Roundings				-
Exchange adj.	(1)	-	-	(1)
As at 30th June	212	24	-	236
Depreciation:				
As at 1st of January 2008	-	-		-
Additions	-	-		-
Disposals				-
Roundings				(1)
Exchange adj.	-	-	-	-
As at 30th of June	-	-	-	(1)
Net book value				
At 1st of January 2008	102	9	-	111
At 30th of June 2008	212	24	-	235

YATINOO

8.3.2 Fixed Assets analysis converted to US-GAAP standards.

	TANGIBLE ASSETS			
	Computer Equipment	Furniture	Installations	TOTAL
	€000	€000	€000	€000
Cost or Valuation:				
As at 1st of January 2008	50	9	1	60
Additions	13	6	1	20
Disposals				-
Roundings		(1)		(1)
Exchange adj.	(1)	-	-	(1)
As at 30th June	62	14	2	78
Depreciation:				
As at 1st of January 2008	(3)	(1)	-	(4)
Additions	-	1	-	1
Disposals				-
Roundings				-
Exchange adj.	-	-	-	-
As at 30th of June	(3)	-	-	(3)
Net book value				
At 1st of January 2008	47	8	1	56
At 30th of June 2008	59	14	2	75

	INTANGIBLE ASSETS			
	Research & Development	Software applications	Other Intangible Assets	TOTAL
	€000	€000		€000
Cost or Valuation:				
As at 1st of January 2008	-	9	-	9
Additions	-	15	-	15
Disposals				-
Roundings				-
Exchange adj.	-	-	-	-
As at 30th June	-	24	-	24
Depreciation:				
As at 1st of January 2008	-	-		-
Additions	-	-		-
Disposals				-
Roundings				-
Exchange adj.	-	-	-	-
As at 30th of June	-	-	-	-
Net book value				
At 1st of January 2008	-	9	-	9
At 30th of June 2008	-	24	-	24

8.4 Cash and short-term deposits

Cash at banks and in hand	IFRS 2.008 €000	IFRS 2.007 €000	US-GAAP 2.008 €000	US-GAAP 2.007 €000
Banks denominated in Euros	5	51	5	51
Banks denominated in local currency	6	10	6	10
Cash in hand	2	0	2	0
Cash at bank and in hand	13	61	13	61
Bank overdrafts (Un-authorised)	(8)	-	(8)	-
Bank overdrafts (authorised & secured)	(100)	(41)	(100)	(41)
	(95)	20	(95)	20

Bank loans	Authorised & Secured	Unauthorised	Total
Unicaja bank overdraft	(100)		(100)
Tunisia bank overdraft		(8)	(8)
	(100)	(8)	(108)

Maturity Analisys	1 year	On Demand	Total
Unicaja bank overdraft	(100)		(100)
Tunisia bank overdraft		(8)	(8)
	(100)	(8)	(108)

YATINOO

8.5 Trade & other payables

Trade & Other Payables	IFRS 2007 €000	IFRS 2006 €000	US-GAAP 2007 €000	US-GAAP 2006 €000
Trade Creditors	(202)	(17)	(202)	(17)
Other Creditors	(101)	(46)	(101)	(46)
Staff wages payable	(17)	(12)	(17)	(12)
Tax retentions made	-	(3)	-	(3)
Social Security payable	(10)	(11)	(10)	(11)
Shareholders loans	(203)	(262)	(203)	(262)
Trade & Other Payables	(533)	(351)	(533)	(351)

8.6 Trade & Other receivables

Trade & Other Receivables	IFRS 2.008 €000	IFRS 2.007 €000	US-GAAP 2.008 €000	US-GAAP 2.007 €000
Trade Debtors	150	-	150	-
Sundry Debtors	-	-	-	-
Guarantee Deposits	4	4	4	4
Tax Authorites VAT Debtors	2	-	2	-
Inter-Group debtors	-	-	-	-
Trade & Other Receivables	156	4	156	4

8.7 Retained earnings reconciliation

	IFRS	US-GAAP
	2.008	2.008
Retained earnings Reconciliation	€000	€000
As of 1st of January	159	261
Exchange Difference	(1)	(2)
Opening retained Earnings	158	259
Profit & Loss for the Period	99	210
Roundings	1	2
Closing Retained earnings	258	471

9 Methodology used for US-GAAP conversion and standards used.

9.1 *Introduction*

While the US and international standards do contain differences, the general principles, conceptual framework and accounting results between them are often the same or similar, even though the areas of divergence seem to have disproportionately overshadowed these similarities. We believe that any discussion of this topic should not lose sight of the fact that the two sets of standards are generally more alike than different for most commonly encountered transactions, with IFRS being largely, but not entirely, grounded in the same basic principles as US-GAAP.

It is because of the above that convergence is a high priority on the agendas of both the US Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) – and "convergence" is a term that suggests elimination or coming together of differences.

With these main principles in mind, we must assert that no publication that compares two broad sets of accounting standards can include all differences that could arise in accounting for the myriad of business transactions that could possibly occur.

For the purpose of this mid-year report of consolidated accounts of Yatinoo International, S.L. we have only considered those differences that have material effect to the entity's financial statements ignoring those others that have no significant effect or its effect is negligible.

9.2 *Presentation*

Under both frameworks, US-GAAP and IFRS, relating to financial statements presentation, there are many similarities and both require a balance sheet, income statement, statement of cash flow and accompanying notes to the financial statements. Also, both require disclosing information in respect of the previous periods for all amounts reported in the financial statements.

Yatinoo International, S.L. and its subsidiaries have elected to present their expenses based on the principle of nature of the same, according to IFRS regulations, but considering that the entity has not yet started its normal trading activity and in order to satisfy the criteria of US-GAAP has also included a profit and loss account based on the principle of function.

9.3 *Consolidation, joint venture accounting and equity method*

Under both US-GAAP and IFRS, the determination of whether or not subsidiaries are consolidated by the parent company is based on control, although differences exist in the consideration/definition of control none of which are applicable to Yatinoo International, S.L. and its subsidiaries according to note 7.1.3

There were no associated/related companies considered "minority" interest or "non-controlling" at the time of presentation of this mid-year report.

9.4 Business combinations

Pursuant to FAS 141 and IFRS 3 (both entitled Business Combinations), all business combinations are accounted for using the purchase method. Under both GAAPs, the acquiring entity is the entity that obtains control, and the cost of the business combination is the fair value of the consideration transferred plus any acquisition-related transaction cost. For a 100% acquisition, the acquirer recognises the acquiree's net identifiable assets (including any intangible assets) at fair value at the acquisition date and also recognises goodwill, which represents the excess of the purchase price over the acquirer's interest in the fair value of the identifiable net assets of the acquiree.

There were no acquisitions made during the course of the financial period reported here.

9.5 Intangible Assets

The recognition criteria for both accounting models require that there be probable future economic benefits and costs that can be reliably measured. However, some costs are never capitalised as intangible assets under both models, such as start-up costs. Goodwill is recognised only in a business combination in accordance with FAS 141 and IFRS 3. In general, intangible assets that are acquired outside of a business combination are recognised at fair value. With the exception of development costs and research which is expensed as incurred according to US-GAAP.

During the course of the current financial period, Yatinoo International, S.L. and its subsidiaries have incurred a substantial investment in Research and Development of its newly design software tools for its main activity which has been capitalised under IFRS regulations but expensed under US-GAAP standards being a major part of the discrepancy between the two GAAPs.

9.6 Inventory

ARB 43 and IAS 2 (both entitled Inventories) are both based on the principle that the primary basis of accounting for inventory is cost. Both define inventory as assets held for sale in the ordinary course of business, in the process of production for such sale, or to be consumed in the production of goods or services. Further, under both GAAPs the costs of inventory includes all direct expenditures to ready inventory for sale, including allocable overhead, while selling costs are excluded from the cost of inventories, as are most storage costs and general administrative costs.

No Inventory was held at the time of preparation of this report.

9.7 Long-lived assets

Both accounting models have similar recognition criteria, requiring that costs be included in the cost of the asset if future economic benefits are probable and can be reliably measured. The costs to be capitalised under both models are similar. Both models require a provision for asset retirement costs to be recorded when there is a legal obligation. Depreciation of long-lived assets is required on a systematic basis under both accounting models depending on the nature of the asset.

No revaluation of assets was applied to these financial statements.

9.8 Impairment of assets

Both US-GAAP and IFRS contain similarly defined impairment indicators for assessing the impairment of long-lived assets. Both standards require goodwill and intangible assets with indefinite lives to be reviewed at least annually for impairment regardless of the existence of impairment indicators. Additionally, both GAAPs require and asset found to be impaired to be written down and an impairment loss recognised when applicable.

No impairment method was applicable at the time of preparation of these financial statements as there were no assets subject to such policy.

9.9 Leases & Financial Instruments

The overall accounting for Leases and Financial Instruments under US-GAAP and IRFS is similar, although US-GAAP has more specific rules than IFRS. Both focus on classifying leases as either capital or operating, and both separately discuss lessee and lessor accounting.

As there were no leases in effect at the end of the financial year, we will not extend ourselves further in this chapter.

9.10 Foreign currency matters

FAS 52 Foreign Currency Translation and IAS 21 The Effects of Changes in Foreign Exchange Rates are quite similar in their approach to foreign currency translation. While the guidance provided by each for evaluating the functional currency of an entity is different it generally results in the same determination (that is, the currency of the entity's primary economic environment). Both GAAPs generally consider the same economies to be hyperinflationary, although the accounting for an entity operating in such environment can be very different requiring re-measurement in case of hyperinflationary environments for US-GAAP.

For the purpose of this report, and considering that the effect of foreign currency translation is negligible, the consolidation of subsidiaries, where operating currency differs from Euro, were recognised as at the exchange rate as at the closing date. see 7.3.1.

9.11 Revenue recognition

Revenue recognition under both US-GAAP and IFRS is tied to the completion of the arnings process and the realisation of assets from such completion. Under IAS 18 Revenue, revenue is defined as "the gross inflow of economic benefits during the period arising in the course of the ordinary activities of an entity when those inflows result in increase in equity". Under US-GAAP, revenues represent actual or expected cash inflows that have occurred or will result from the entity's ongoing major operations. Under both GAAPs, revenue is not recognised until it is both realised (or realisable) and earned.

9.12 Other accounting areas

There are several IAS and FAS regulation which were not included in this commentary section to the notes to the consolidated financial statements of Yatinoo International, S.L. as they are not applicable to the transactions incurred during the financial period.

YATINOO

10 Reconciliation from IFRS to US-GAAP conversion

Reconciliation	Balance Sheet 2008 €000	P&L 2008 €000
Profit/Loss resulting from the application of:		
IFRS	484	99
1- Research & Development (Intangible Assets)	(111)	
2- Selling Costs (Profit & Loss account)		111
3- Revenue Reserves (2007)	(102)	
Roundings	2	
US-GAAP	**273**	**210**

Investment made in Research & Development during the course of the financial year was adjusted to Profit and Loss as a result of applying US-GAAP conversion.